UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2007
VISUAL SCIENCES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31613	33-0727173
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10182 Telesis Court, 6th Floor, San Diego, California (Address of Principal Executive Offices)	92121 (Zip Code)
Registrant’s telephone number, including area code: (858) 546-0040
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

     This Current Report on Form 8-K is filed by Visual Sciences, Inc., a Delaware corporation formerly known as WebSideStory, Inc. (the “Company”), in connection with the matters described herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The following disclosure is provided pursuant to subsection (e) of Item 5.02 of Form 8-K.
     (a) Approval of Supplemental Named Executive Officer Change in Control Severance Arrangements. On July 27, 2007, the compensation committee (the “Committee”) of the Company’s Board of Directors approved supplemental change in control severance arrangements with each of Claire Long, the Company’s Chief Financial Officer, Aaron Bird, the Company’s Senior Vice President, Services East, Robert Chatham, Senior Vice President, Education, and Daniel Guilloux, Senior Vice President, EMEA.
     A summary of the material terms of the supplemental change in Control Severance Agreements is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference. Copies of the amended employment and/or severance agreements with each of the foregoing named executive officers incorporating the foregoing supplemental change in control severance arrangements will be filed as exhibits to the Company’s quarterly report on Form 10-Q for the quarterly period ending September 30, 2007.
     (b) Adoption of the Visual Sciences, Inc. Retention Bonus Plan. On July 27, 2007, the Committee also approved the adoption of the Visual Sciences, Inc. Retention Bonus Plan (the “Retention Bonus Plan”). Under the Retention Bonus Plan, an aggregate of $5,000,000 will be paid to eligible employees upon the occurrence of a change in control. Bonuses payable under the Retention Bonus Plan equal approximately six months of each eligible employee’s current base salary. The Company’s named executive officers are eligible for bonuses under the Retention Bonus Plan in the following amounts:

Name	Title	Amount of Bonus
James W. MacIntyre, IV	President and Chief Executive Officer	$187,893
Claire Long	Chief Financial Officer	$125,260
Aaron Bird	Senior Vice President, Services East	$100,210
Robert Chatham	Senior Vice President, Education	$100,210
Daniel Guilloux	Senior Vice President, EMEA	$114,081
     The Retention Bonus Plan is attached to this Form 8-K as Exhibit 99.2 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired — Not Applicable

(b)	Pro Forma Financial Information — Not Applicable

(c)	Shell Company Transactions — Not Applicable

(d)	Exhibits

Exhibit No.	Description

99.1	Summary of Material Terms of Supplemental Named Executive Officer Change in Control Severance Arrangements with Claire Long, Aaron Bird, Robert Chatham and Daniel Guilloux.

99.2	Visual Sciences, Inc. Retention Bonus Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISUAL SCIENCES, INC.
Date: August 2, 2007	By:	/s/ CLAIRE LONG
Claire Long
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Summary of Material Terms of Supplemental Named Executive Officer Change in Control Severance Arrangements with Claire Long, Aaron Bird, Robert Chatham and Daniel Guilloux.

99.2	Visual Sciences, Inc. Retention Bonus Plan.